Exhibit 99.1

Clubhouse Media Group Announces the Upcoming Launch of “Clubhouse Vegas” in Las Vegas, Nevada

LOS ANGELES, CA, January 7, 2021 (GLOBE NEWSWIRE) — via NetworkWire — Tongji Healthcare Group, Inc. (OTCMKTS:TONJ) (Name Change to “Clubhouse Media Group, Inc.” currently pending) (“Tongji”, “Clubhouse Media Group”, “Clubhouse”, or the “Company”), is excited to announce the upcoming launch of “Clubhouse Vegas” in Las Vegas, NV, planned for this quarter, which will be the Company’s fifth content creation mansion.

Management notes that Las Vegas represents a market well-situated geographically for an expansion of the Clubhouse ecosystem. It features an attachment to the 21-plus age bracket, higher household income levels, and an international appeal, all of which complement the predominantly teen and young adult focus of the Company’s current influencer ecosystem.

Amir Ben-Yohanan, CEO of Clubhouse Media Group, remarked, “We believe this is an ideal location to expand our total reach in demographic, economic, and geographic terms. Our ability to reach new end markets directly expands our capacity to drive shareholder value and harness the enormous growth opportunity that forms the foundation of our value proposition.”

About Clubhouse Media Group

Clubhouse Media Group represents the future of influencer media and marketing, with a global network of professionally run content houses, each of which has its own brand, influencer cohort and production capabilities. The Clubhouse offers management, production and deal-making services to its handpicked influencers, a management division for individual influencer clients, and an investment arm for joint ventures and acquisitions for companies in the social media influencer space. The Clubhouse management team consists of successful entrepreneurs with financial, legal, marketing and digital content creation expertise. Ahead of the establishment and upcoming launch of “Clubhouse Vegas”, the Company has already established a network four (4) current social media content creation houses (“Clubhouse BH”, “Dance Dome LA”, “Clubhouse Europe” and “Not a Content House”). The Clubhouse has been featured in The New York Times, The Atlantic, Business Insider, Cosmo, Seventeen, and Forbes.

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance.

Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

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